Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Business and Summary of Significant Accounting Policies
Business and Summary of Significant Accounting Policies
The following describes the business and significant accounting policies of Fidelity National Financial, Inc. and its subsidiaries (collectively, “we,” “us,” “our,” "the Company" or “FNF”) which have been followed in preparing the accompanying Consolidated Financial Statements.
Description of Business
We are a leading provider of (i) title insurance, escrow and other title-related services, including trust activities, trustee sales guarantees, recordings and reconveyances and home warranty products and (ii) technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company operating through its title insurance underwriters - Fidelity National Title Insurance Company ("FNTIC"), Chicago Title Insurance Company ("Chicago Title"), Commonwealth Land Title Insurance Company ("Commonwealth Title"), Alamo Title Insurance and National Title Insurance of New York Inc. - which collectively issue more title insurance policies than any other title company in the United States. Through our subsidiary, ServiceLink Holdings, LLC ("ServiceLink"), we provide mortgage transaction services, including title-related services and facilitation of production and management of mortgage loans.
For information about our reportable segments, refer to Note R Segment Information.
Recent Developments
On November 30, 2017, FGL Holdings (formerly known as CF Corporation), a Cayman Islands exempted company, consummated its previously announced acquisition of Fidelity & Guaranty Life, a Delaware corporation (“FGL”), pursuant to the Agreement and Plan of Merger, dated as of May 24, 2017, as amended (the “Merger Agreement”), by and among CF Corporation, FGL, and certain subsidiaries of CF Corporation and FGL (collectively, the "FGL Merger"). In connection with the FGL Merger, FNF received 13,732,000 common shares and 100,000 Series B Cumulative Preferred ("FG Preferred") shares in exchange for an aggregate investment of $213 million. As of December 31, 2017 FNF owns 16,732,000 common shares, inclusive of 3,000,000 common shares of CF Corporation held prior to the FGL Merger, and 100,000 FG Preferred shares with an aggregate market value of $246 million and we own approximately 8.5% of the outstanding common equity of FGL. The Company’s non-executive Chairman, William P. Foley, II, is also the Co-Executive Chairman of FGL.
On November 17, 2017 we completed our previously announced split-off (the “FNFV Split-Off”) of our former wholly-owned subsidiary Cannae Holdings, Inc. (“Cannae”) which consisted of the businesses, assets and liabilities formerly attributed to our FNF Ventures ("FNFV") Group including Ceridian Holding, LLC, American Blue Ribbon Holdings, LLC and T-System Holding LLC. The FNFV Split-Off was accomplished by the Company's redemption (the “Redemption”) of all of the outstanding shares of FNFV Group common stock, par value $0.0001 per share (“FNFV common stock”) for outstanding shares of common stock of Cannae, par value $0.0001 per share (“Cannae common stock”), amounting to a redemption on a per share basis of each outstanding share of FNFV common stock for one share of Cannae common stock, as of November 17, 2017. As a result of the FNFV Split-Off, Cannae is a separate, publicly traded company (NYSE: CNNE). All of the Company’s core title insurance, real estate, technology and mortgage related businesses, assets and liabilities currently attributed to the Company’s FNF Group common stock that are not held by Cannae remain with the Company. As a result of the FNFV Split-Off, we have reclassified the assets and liabilities divested as assets and liabilities of discontinued operations in our Consolidated Balance Sheet as of December 31, 2016. Further, the financial results of FNFV Group have been reclassified to discontinued operations for all periods presented in our Consolidated Statements of Earnings. See Note G. Discontinued Operations for further details of the results of FNFV Group.
On November 17, 2017, Frank P. Willey resigned from our Board of Directors.
On September 29, 2017 we completed our tax-free distribution, to FNF Group shareholders of all 83.3 million shares of New BKH Corp. ("New BKH") common stock that we previously owned (the “BK Distribution”). Immediately following the BK Distribution, New BKH and Black Knight Financial Services, Inc. ("Black Knight") engaged in a series of transactions resulting in the formation of a new publicly-traded holding company, Black Knight, Inc. ("New Black Knight"). Holders of FNF Group common stock received approximately 0.30663 shares of New Black Knight common stock for every one share of FNF Group common stock held at the close of business on September 20, 2017, the record date for the BK Distribution. New Black Knight's common stock is now listed under the symbol “BKI” on the New York Stock Exchange. The BK Distribution is expected to generally be tax-free to FNF Group shareholders for U.S. federal income tax purposes, except to the extent of any cash received in lieu of New Black Knight's fractional shares. As a result of the BK Distribution, we have reclassified the assets and liabilities divested as assets and liabilities of discontinued operations in our Consolidated Balance Sheet as of December 31, 2016. Further, the financial results of Black Knight have been reclassified to discontinued operations for all periods presented in our Consolidated Statements of Earnings. See Note G. Discontinued Operations for further details of the results of Black Knight.
On August 31, 2017, we completed our acquisition of 90% of the membership interests of Title Guaranty of Hawaii ("Title Guaranty") for $98 million. Title Guaranty was previously an unaffiliated agent of Chicago Title and will continue to be closely aligned with Chicago Title as it formally becomes part of the FNF title company family. Founded in 1896, Title Guaranty is the oldest title company in the State of Hawaii and is a leading provider of title and escrow services, with more than 300 employees in branches across the State of Hawaii providing title insurance and real estate closing services. See Note B. Acquisitions for further discussion.
On May 3, 2017, our Board of Directors adopted a resolution to increase the size of our Board of Directors to thirteen and elected Heather H. Murren to serve on our Board of Directors. Ms. Murren will serve in Class I of our Board of Directors, and her term will expire at the annual meeting of our shareholders to be held in 2018. In January 2018, Ms. Murren was appointed to the Audit Committee of our Board.
Effective March 1, 2017, three of the Company’s title insurance underwriters, Fidelity National Title Insurance Company, Chicago Title Insurance Company and Commonwealth Land Title Insurance Company, redomesticated from their respective former states of domicile to Florida (the "Redomestication"). In conjunction with the Redomestication, the Company received a special dividend of $280 million from these title insurance underwriters on March 15, 2017.
Principles of Consolidation and Basis of Presentation
The accompanying Consolidated Financial Statements are prepared in accordance with generally accepted accounting principles in the United States ("GAAP") and include our accounts as well as our wholly-owned and majority-owned subsidiaries. All intercompany profits, transactions and balances have been eliminated. Our investments in non-majority-owned partnerships and affiliates are accounted for using the equity method until such time that they become wholly or majority-owned. Earnings attributable to noncontrolling interests are recorded on the Consolidated Statements of Earnings relating to majority-owned subsidiaries with the appropriate noncontrolling interest that represents the portion of equity not related to our ownership interest recorded on the Consolidated Balance Sheets in each period.
Investments
Fixed maturity securities are purchased to support our investment strategies, which are developed based on factors including rate of return, maturity, credit risk, duration, tax considerations and regulatory requirements. Fixed maturity securities which may be sold prior to maturity to support our investment strategies are carried at fair value and are classified as available for sale as of the balance sheet dates. Fair values for fixed maturity securities are principally a function of current market conditions and are valued based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly. Discount or premium is recorded for the difference between the purchase price and the principal amount. The discount or premium is amortized or accrued using the interest method and is recorded as an adjustment to interest and investment income. The interest method results in the recognition of a constant rate of return on the investment equal to the prevailing rate at the time of purchase or at the time of subsequent adjustments of book value. Changes in prepayment assumptions are accounted for retrospectively.
Equity securities and preferred stocks held are considered to be available for sale and carried at fair value as of the balance sheet dates. Our equity securities and certain preferred stocks are Level 1 financial assets and fair values are based on quoted prices in active markets. Other preferred stock holdings are Level 2 financial assets and are valued based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly.
Investments in unconsolidated affiliates are recorded using the equity method of accounting.
Other long-term investments consist of various cost-method investments and company-owned life insurance policies. The cost-method investments are carried at historical cost. The carrying value of our cost-method investments is $78 million and $6 million, at December 31, 2017 and 2016, respectively. Company-owned life insurance policies are carried at cash surrender value.
Short-term investments, which consist primarily of commercial paper and money market instruments, which have an original maturity of one year or less, are carried at amortized cost, which approximates fair value.
Realized gains and losses on the sale of investments are determined on the basis of the cost of the specific investments sold and are credited or charged to income on a trade date basis. Unrealized gains or losses on securities which are classified as available for sale, net of applicable deferred income tax expenses (benefits), are excluded from earnings and credited or charged directly to a separate component of equity. If any unrealized losses on available for sale securities are determined to be other-than-temporary, such unrealized losses are recognized as realized losses. Unrealized losses are considered other-than-temporary if factors exist that cause us to believe that the value will not increase to a level sufficient to recover our cost basis. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include: (i) our need and intent to sell the investment prior to a period of time sufficient to allow for a recovery in value; (ii) the duration and extent to which the fair value has been less than cost; and (iii) the financial condition and prospects of the issuer. Such reviews are inherently uncertain and the value of the investment may not fully recover or may decline in future periods resulting in a realized loss.
Cash and Cash Equivalents
Highly liquid instruments purchased as part of cash management with original maturities of three months or less are considered cash equivalents. The carrying amounts reported in the Consolidated Balance Sheets for these instruments approximate their fair value.
Fair Value of Financial Instruments
The fair values of financial instruments presented in the Consolidated Financial Statements are estimates of the fair values at a specific point in time using available market information and appropriate valuation methodologies. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. We do not necessarily intend to dispose of or liquidate such instruments prior to maturity.
Trade and Notes Receivables
The carrying values reported in the Consolidated Balance Sheets for trade and notes receivables approximate their fair value.
Goodwill
Goodwill represents the excess of cost over fair value of identifiable net assets acquired and assumed in a business combination. Goodwill and other intangible assets with indefinite useful lives are reviewed for impairment annually or more frequently if circumstances indicate potential impairment, through a comparison of fair value to the carrying amount. In evaluating the recoverability of goodwill, we perform an annual goodwill impairment analysis based on a review of qualitative factors to determine if events and circumstances exist which will lead to a determination that the fair value of a reporting unit is greater than its carrying amount, prior to performing a full fair-value assessment.
We completed annual goodwill impairment analyses in the fourth quarter of each period presented using a September 30 measurement date and as a result no goodwill impairments have been recorded. For the years ended December 31, 2017 and 2016, we determined there were no events or circumstances which indicated that the carrying value exceeded the fair value.
Other Intangible Assets
We have other intangible assets, not including goodwill, which consist primarily of customer relationships and contracts, trademarks and tradenames, and computer software, which are generally recorded in connection with acquisitions at their fair value. Intangible assets with estimable lives are amortized over their respective estimated useful lives to their estimated residual values and reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. In general, customer relationships are amortized over their estimated useful lives, generally 10 years, using an accelerated method which takes into consideration expected customer attrition rates. Contractual relationships are generally amortized over their contractual life. Trademarks and tradenames are generally amortized over 10 years. Capitalized software includes the fair value of software acquired in business combinations, purchased software and capitalized software development costs. Purchased software is recorded at cost and amortized using the straight-line method over its estimated useful life. Software acquired in business combinations is recorded at its fair value and amortized using straight-line or accelerated methods over its estimated useful life, ranging from 5 to 10 years. For internal-use computer software products, internal and external costs incurred during the preliminary project stage are expensed as they are incurred. Internal and external costs incurred during the application development stage are capitalized and amortized on a product by product basis commencing on the date the software is ready for its intended use. We do not capitalize any costs once the software is ready for its intended use.
We recorded $1 million in impairment expense to other intangible assets during the years ended December 31, 2017 and 2016. The impairment in 2017 was for computer software at ServiceLink. The impairment in 2016 was for customer relationships and tradenames at our real estate subsidiaries in our Corporate and Other segment. We recorded no impairment expense related to other intangible assets in the year ended December 31, 2015.
Title Plants
Title plants are recorded at the cost incurred to construct or obtain and organize historical title information to the point it can be used to perform title searches. Costs incurred to maintain, update and operate title plants are expensed as incurred. Title plants are not amortized as they are considered to have an indefinite life if maintained. Sales of title plants are reported at the amount received net of the adjusted costs of the title plant sold. Sales of title plant copies are reported at the amount received. No cost is allocated to the sale of copies of title plants unless the carrying value of the title plant is diminished or impaired. Title plants are reviewed for impairment whenever events or circumstances indicate that the carrying amounts may not be recoverable. We reviewed title plants for impairment but recorded no impairment expense related to title plants in the years ended December 31, 2017 or 2016. We reviewed title plants for impairment in the year ended December 31, 2015 and identified and recorded impairment expense of $1 million.
Property and Equipment
Property and equipment are recorded at cost, less accumulated depreciation. Depreciation is computed primarily using the straight-line method based on the estimated useful lives of the related assets: twenty to thirty years for buildings and three to twenty-five years for furniture, fixtures and equipment. Leasehold improvements are amortized on a straight-line basis over the lesser of the term of the applicable lease or the estimated useful lives of such assets. Property and equipment are reviewed for impairment whenever events or circumstances indicate that the carrying amounts may not be recoverable.
Reserve for Title Claim Losses
Our reserve for title claim losses includes known claims as well as losses we expect to incur, net of recoupments. Each known claim is reserved based on our review as to the estimated amount of the claim and the costs required to settle the claim. Reserves for claims which are incurred but not reported are established at the time premium revenue is recognized based on historical loss experience and also take into consideration other factors, including industry trends, claim loss history, current legal environment, geographic considerations and the type of policy written.
The reserve for title claim losses also includes reserves for losses arising from closing and disbursement functions due to fraud or operational error.
If a loss is related to a policy issued by an independent agent, we may proceed against the independent agent pursuant to the terms of the agency agreement. In any event, we may proceed against third parties who are responsible for any loss under the title insurance policy under rights of subrogation.
Secured Trust Deposits
In the state of Illinois, a trust company is permitted to commingle and invest customers’ assets with its own assets, pending completion of real estate transactions. Accordingly, our Consolidated Balance Sheets reflect a secured trust deposit liability of $830 million and $860 million at December 31, 2017 and 2016, respectively, representing customers’ assets held by us and corresponding assets including cash and investments pledged as security for those trust balances.
Income Taxes
We recognize deferred tax assets and liabilities for temporary differences between the financial reporting basis and the tax basis of our assets and liabilities and expected benefits of utilizing net operating loss and credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The impact on deferred taxes of changes in tax rates and laws, if any, is applied to the years during which temporary differences are expected to be settled and reflected in the financial statements in the period enacted.
Reinsurance
In a limited number of situations, we limit our maximum loss exposure by reinsuring certain risks with other insurers. We also earn a small amount of additional income, which is reflected in our direct premiums, by assuming reinsurance for certain risks of other insurers. We cede a portion of certain policy and other liabilities under agent fidelity, excess of loss and case-by-case reinsurance agreements. Reinsurance agreements provide that in the event of a loss (including costs, attorneys’ fees and expenses) exceeding the retained amounts, the reinsurer is liable for the excess amount assumed. However, the ceding company remains primarily liable in the event the reinsurer does not meet its contractual obligations.
Revenue Recognition
Title. Our direct title insurance premiums and escrow, title-related and other fees are recognized as revenue at the time of closing of the related transaction as the earnings process is then considered complete.
Premium revenues from agency operations and agency commissions include an accrual based on estimates using historical information of the volume of transactions that have closed in a particular period for which premiums have not yet been reported to us. The accrual for agency premiums is necessary because of the lag between the closing of these transactions and the reporting of these policies to us by the agent. Historically, the time lag between the closing of these transactions by our agents and the reporting of these policies, or premiums, to us has been up to 15 months, with 84 - 88% reported within three months following closing, an additional 9 - 12% reported within the next three months and the remainder within seven to fifteen months. In addition to accruing these earned but unreported agency premiums, we also accrue agent commission expense, which was 76.7%, of agent premiums earned in 2017, 76.1% of agent premiums earned in 2016, and 76.0% of agent premiums earned in 2015. We also record a provision for claim losses at the provision rate at the time we record the accrual for the premiums, which averaged 4.9% for 2017, 5.4%, excluding the release of excess reserves relating to prior years of $97 million, for 2016, and 5.7% for 2015 and accruals for premium taxes and other expenses relating to our premium accrual. The resulting impact to pretax earnings in any period is approximately 11% or less of the accrued premium amount. The impact of the change in the accrual for agency premiums and related expenses on our pretax earnings was an increase of $1 million for the year ended December 31, 2017, an increase of $4 million for the year ended 2016 and a decrease of $5 million for the year ended 2015. The amount due from our agents relating to this accrual, i.e., the agent premium less their contractual retained commission, was approximately $55 million and $53 million at December 31, 2017 and 2016, respectively, which represents agency premiums of approximately $280 million and $267 million at December 31, 2017 and 2016, respectively, and agent commissions of $225 million and $214 million at December 31, 2017 and 2016, respectively.
Revenues from home warranty products are recognized over the life of the policy, which is one year. The unrecognized portion is recorded as deferred revenue in accounts payable and other accrued liabilities in the Consolidated Balance Sheets.
Comprehensive Earnings (Loss)
We report Comprehensive earnings (loss) in accordance with GAAP on the Consolidated Statements of Comprehensive Earnings. Total comprehensive earnings are defined as all changes in shareholders' equity during a period, other than those resulting from investments by and distributions to shareholders. While total comprehensive earnings is the activity in a period and is largely driven by net earnings in that period, accumulated other comprehensive earnings or loss represents the cumulative balance of other comprehensive earnings, net of tax, as of the balance sheet date. Amounts reclassified to net earnings relate to the realized gains (losses) on our investments and other financial instruments, excluding investments in unconsolidated affiliates, and are included in Realized gains and losses, net on the Consolidated Statements of Earnings.
Changes in the balance of Other comprehensive earnings (loss) by component are as follows:

	Unrealized gain on investments and other financial instruments, net (excluding investments in unconsolidated affiliates)	Unrealized (loss) gain relating to investments in unconsolidated affiliates	Unrealized (loss) gain on foreign currency translation and cash flow hedging	Minimum pension liability adjustment	Total Accumulated Other Comprehensive (Loss) Earnings
	(In millions)
Balance December 31, 2015	48	(78)	(15)	(24)	(69)
Other comprehensive earnings	38	10	2	6	56
Balance December 31, 2016	86	(68)	(13)	(18)	(13)
Other comprehensive earnings	25	12	6	9	52
Reclassification adjustments	3	—	—	—	3
Distribution of FNFV to Cannae Holdings	2	67	—	—	69
Balance December 31, 2017	$116	$11	$(7)	$(9)	$111

Redeemable Non-controlling Interest
Subsequent to our acquisition of Lender Processing Services, Inc. ("LPS") in January 2014, we issued a 35% ownership interest in ServiceLink to funds affiliated with Thomas H. Lee Partners ("THL" or "the minority interest holder"). THL has an option to put its ownership interests of ServiceLink to us if no public offering of the corresponding business was consummated after four years from the date of FNF's purchase of LPS. The units owned by THL (the "redeemable noncontrolling interests") may be settled in cash or common stock of FNF or a combination of both at our election. As of January 2018, no public offering was made and the redeemable noncontrolling interests were no longer subject to a holding requirement. The redeemable noncontrolling interests will be settled at the current fair value at the time we receive notice of THL's put election as determined by the parties or by a third party appraisal under the terms of the Unit Purchase Agreement. As a result of a recapitalization of ServiceLink in 2015, the ownership interest by the minority interest holder was reduced from 35% to 21%. As of December 31, 2017, we do not believe the exercise of their remaining put right in ServiceLink to be probable.
As these redeemable noncontrolling interests provide for redemption features not solely within our control, we classify the redeemable noncontrolling interests outside of permanent equity. Redeemable noncontrolling interests held by third parties in subsidiaries owned or controlled by FNF is reported on the Consolidated Balance Sheet outside permanent of equity; and the Consolidated Statement of Earnings reflects the respective redeemable noncontrolling interests in Net earnings (loss) attributable to non-controlling interests, the effect of which is removed from the net earnings attributable to Fidelity National Financial, Inc. common shareholders.
Earnings Per Share
Basic earnings per share, as presented on the Consolidated Statement of Earnings, is computed by dividing net earnings available to common shareholders by the weighted average number of common shares outstanding during the period. In periods when earnings are positive, diluted earnings per share is calculated by dividing net earnings available to common shareholders by the weighted average number of common shares outstanding plus the impact of assumed conversions of potentially dilutive securities. For periods when we recognize a net loss, diluted earnings per share is equal to basic earnings per share as the impact of assumed conversions of potentially dilutive securities is considered to be antidilutive. We have granted certain stock options, shares of restricted stock, convertible debt instruments and certain other convertible share based payments which have been treated as common share equivalents for purposes of calculating diluted earnings per share for periods in which positive earnings have been reported.
Options or other instruments which provide the ability to purchase shares of our common stock that are antidilutive are excluded from the computation of diluted earnings per share. For the year ended December 31, 2017, no antidilutive options were outstanding. For the year ended December 31, 2016 and 2015, options to purchase two million shares and one million shares, respectively, of our common stock were excluded from the computation of diluted earnings per share.
Basic and diluted earnings per share attributable to our former FNFV group common stock for the 2017 period were calculated using weighted average shares outstanding through the date of the FNFV Split-off, November 17, 2017.
Stock-Based Compensation Plans
We account for stock-based compensation plans using the fair value method. Using the fair value method of accounting, compensation cost is measured based on the fair value of the award at the grant date, using the Black-Scholes Model, and recognized over the service period.
Management Estimates
The preparation of these Consolidated Financial Statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Certain Reclassifications
Certain reclassifications have been made in the 2016 and 2015 Consolidated Financial Statements to conform to classifications used in 2017. These reclassifications have not changed net earnings or total equity, as previously reported.
See Note G. Discontinued Operations for further information on reclassifications related to disposed businesses.
As of December 31, 2017, we have reclassified our Computer software to Other intangible assets, net. The impact for the Consolidated Balance Sheet as of December 31, 2016 was a decrease to Computer software and corresponding increase to Other intangible assets, net of $114 million. See Note H. Other Intangible Assets for further details.